(h)(3)(i)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – FIDELITY BOND

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

VOYA CORPORATE LEADERS® TRUST FUND

Voya Corporate Leaders® Trust Fund Series

B

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund

Voya Global Multi-Asset Fund

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced Index

Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund

Voya SmallCap Opportunities Fund

Voya Small Company Fund

Voya U.S. High Dividend Low Volatility

Fund

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

VOYA FUNDS TRUST (continued)

Voya Intermediate Bond Fund

Voya Short Term Bond Fund

Voya Strategic Income Opportunities Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIAL FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Global Perspectives® Portfolio

Voya Government Liquid Assets Portfolio1

Voya High Yield Portfolio1

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio1

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA INVESTORS TRUST (continued)	VOYA MUTUAL FUNDS (continued)
Voya Retirement Moderate Growth	Voya Russia Fund
Portfolio	VOYA NATURAL RESOURCES
Voya Retirement Moderate Portfolio
Voya U.S. Stock Index Portfolio1	EQUITY INCOME FUND
VY® BlackRock Inflation Protected Bond	VOYA PARTNERS, INC.
Portfolio
VY® Clarion Global Real Estate Portfolio	Voya Global Bond Portfolio
VY® Clarion Real Estate Portfolio	Voya Index Solution 2025 Portfolio
VY® Invesco Growth and Income Portfolio	Voya Index Solution 2030 Portfolio
VY® JPMorgan Emerging Markets Equity	Voya Index Solution 2035 Portfolio
Portfolio1	Voya Index Solution 2040 Portfolio
VY® JPMorgan Small Cap Core Equity	Voya Index Solution 2045 Portfolio
Portfolio1	Voya Index Solution 2050 Portfolio
VY® Morgan Stanley Global Franchise	Voya Index Solution 2055 Portfolio
Portfolio1	Voya Index Solution 2060 Portfolio
VY® T. Rowe Price Capital Appreciation	Voya Index Solution 2065 Portfolio
Portfolio1	Voya Index Solution Income Portfolio
VY® T. Rowe Price Equity Income	Voya International High Dividend Low
Portfolio1	Volatility Portfolio
VY® T. Rowe Price International Stock	Voya Solution 2025 Portfolio
Portfolio	Voya Solution 2030 Portfolio
VOYA MUTUAL FUNDS	Voya Solution 2035 Portfolio
Voya Solution 2040 Portfolio
Voya Global Bond Fund	Voya Solution 2045 Portfolio
Voya Global Diversified Payment Fund	Voya Solution 2050 Portfolio
Voya Global High Dividend Low Volatility	Voya Solution 2055 Portfolio
Fund	Voya Solution 2060 Portfolio
Voya Global Perspectives® Fund	Voya Solution 2065 Portfolio
Voya International High Dividend Low	Voya Solution Aggressive Portfolio
Volatility Fund	Voya Solution Balanced Portfolio
Voya Multi-Manager Emerging Markets	Voya Solution Conservative Portfolio
Equity Fund	Voya Solution Income Portfolio
Voya Multi-Manager International Equity	Voya Solution Moderately Aggressive
Fund	Portfolio
Voya Multi-Manager-International Factors	Voya Solution Moderately Conservative
Fund	Portfolio
Voya Multi-Manager International Small	VY® American Century Small-Mid Cap
Cap Fund	Value Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

VOYA PARTNERS, INC. (continued)	VOYA STRATEGIC ALLOCATION
VY® Baron Growth Portfolio	PORTFOLIOS, INC.
VY® Columbia Contrarian Core Portfolio	Voya Strategic Allocation Conservative
VY® Columbia Small Cap Value II	Portfolio
Portfolio	Voya Strategic Allocation Growth Portfolio
VY® Invesco Comstock Portfolio	Voya Strategic Allocation Moderate
VY® Invesco Equity and Income Portfolio	Portfolio
VY® Invesco Oppenheimer Global	VOYA VARIABLE FUNDS
Portfolio
VY® JPMorgan Mid Cap Value Portfolio	Voya Growth and Income Portfolio
VY® T. Rowe Price Diversified Mid Cap	ING VARIABLE INSURANCE TRUST
Growth Portfolio
VY® T. Rowe Price Growth Equity	VY® BrandywineGLOBAL – Bond
Portfolio	Portfolio
VOYA SENIOR INCOME FUND	VOYA VARIABLE PORTFOLIOS, INC.
VOYA SEPARATE PORTFOLIOS	Voya Emerging Markets Index Portfolio
Voya Global High Dividend Low Volatility
TRUST	Portfolio
Voya Emerging Markets Corporate Debt	Voya Index Plus LargeCap Portfolio
Fund	Voya Index Plus MidCap Portfolio
Voya Emerging Markets Hard Currency	Voya Index Plus SmallCap Portfolio
Debt Fund	Voya International Index Portfolio
Voya Emerging Markets Local Currency	Voya Russell™ Large Cap Growth Index
Debt Fund	Portfolio
Voya Investment Grade Credit Fund	Voya Russell™ Large Cap Index Portfolio
Voya Securitized Credit Fund	Voya Russell™ Large Cap Value Index
Voya Target In-Retirement Fund2	Portfolio
Voya Target Retirement 2025 Fund2	Voya Russell™ Mid Cap Growth Index
Voya Target Retirement 2030 Fund2	Portfolio
Voya Target Retirement 2035 Fund2	Voya Russell™ Mid Cap Index Portfolio
Voya Target Retirement 2040 Fund2	Voya Russell™ Small Cap Index Portfolio
Voya Target Retirement 2045 Fund2	Voya Small Company Portfolio
Voya Target Retirement 2050 Fund2	Voya U.S. Bond Index Portfolio
Voya Target Retirement 2055 Fund2
Voya Target Retirement 2060 Fund2	VOYA VARIABLE PRODUCTS TRUST
Voya Target Retirement 2065 Fund2	Voya MidCap Opportunities Portfolio
Voya SmallCap Opportunities Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3